                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
       PERFORMANCE OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                       TOP FIVE INDUSTRIES       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      20
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      34

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      35
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2001

Dear Shareholder,

As the events of September 11, 2001, continue to reverberate throughout the nation, each of us at Van Kampen Investments recognizes that this tragedy has touched your life in a profound way. For all of us in the financial services industry, the World Trade Center was the workplace for many of our clients, colleagues, partners, family and friends. On behalf of Van Kampen, we extend our deepest sympathies to those who lost family or friends as a result of these events. Additionally, we thank all of the individuals who have demonstrated inspiring courage and heroism during the rescue efforts.

We recognize this has been a difficult time. As your investment partner, Van Kampen stands ready to assist you and your advisor. As always, our Shareholder Services teams also are available to provide you with account and transaction information; call (800) 341-2911. Van Kampen's transfer agents--which maintain our shareholder records and are located in Kansas City, Missouri and Canton, Massachusetts--had no impact to their operations. Operating out of offices around the country, our portfolio managers are actively managing the assets that you have entrusted to us.

This report examines how your fund's portfolio managers invested your assets during this period. It includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, and charts and graphs summarizing the broader market and economic trends.

As always, we encourage you to remain in close contact with your financial advisor. Your financial advisor can help you assess your individual situation and structure a portfolio designed to address your financial goals.

We are grateful for your continued trust in Van Kampen. And again, we extend our most heartfelt sympathies to those touched by the events of September 11.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED ITS MONTHS-LONG SLIDE IN AUGUST 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A PALTRY 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

WHILE BUSINESS ACTIVITY--SUCH AS SPENDING CUTS AND INVENTORY
REDUCTIONS--DETRACTED FROM ECONOMIC GROWTH, CONSUMER SPENDING BOLSTERED IT. REGARDLESS, THE ECONOMY'S SLUGGISH PERFORMANCE THROUGHOUT THE SECOND QUARTER WAS THE SLOWEST IN EIGHT YEARS.

CONSUMER SPENDING AND EMPLOYMENT
AGAINST THIS BACKDROP OF STAGNATING GROWTH, AND A STREAM OF CORPORATE LAYOFFS, CONSUMER CONFIDENCE SLIPPED IN AUGUST. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, WAS MORE RESTRAINED THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, CLIMBED TO 4.9 PERCENT IN AUGUST.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON AUGUST 21--THE SEVENTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND AUGUST 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.5 PERCENT. (NOTE: ON SEPTEMBER 17, 2001, IN THE WAKE OF THE SEPTEMBER 11 TERRORIST ATTACKS, THE FED CUT INTEREST RATES BY 0.50 PERCENT. THIS WAS THE EIGHTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION WAS HELD AT BAY DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED AUGUST 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.70
Sep 00                                                                           1.30
Dec 00                                                                           1.90
Mar 01                                                                           1.30
Jun 01                                                                           0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1999--August 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   12.10%     11.28%     11.28%
-------------------------------------------------------------------------
One-year total return(2)                  6.78%      7.28%     10.28%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 6.14%      6.13%      6.37%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.93%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.99%      6.07%(3)    5.05%
-------------------------------------------------------------------------
Commencement date                      09/23/71   09/28/92   08/30/93
-------------------------------------------------------------------------

Distribution rate(4)                      6.01%      5.59%      5.59%
-------------------------------------------------------------------------
SEC Yield(5)                              5.65%      5.14%      5.14%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended August 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(August 31, 1991--August 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                         LIPPER CORPORATE BBB-
                                                                                                       RATED INDEX IS A MARKET-
                                                                               LEHMAN BROTHERS             WEIGHTED INDEX OF
                                                                           CORPORATE BOND INDEX IS    INVESTMENT-GRADE CORPORATE
                                                                           AN INDEX OF FUNDS WITH     FIXED-RATE DEBT ISSUES WITH
                                                                             SIMILAR INVESTMENT        MATURITIES OF ONE YEAR OF
                                                 CORPORATE BOND FUND      OBJECTIVES AS THE FUND.+              MORE.**
                                                 -------------------      ------------------------    ---------------------------
8/91                                                   9522.00                    10000.00                     10000.00
                                                       9717.00                    10206.00                     10217.00
                                                      10212.00                    10744.10                     10783.20
                                                      10123.00                    10665.60                     10674.90
                                                      10512.00                    11128.90                     11109.20
                                                      11016.00                    11654.50                     11659.10
12/92                                                 11006.00                    11677.50                     11658.00
                                                      11534.00                    12267.20                     12268.90
                                                      11909.00                    12677.30                     12669.30
                                                      12406.00                    13117.90                     13123.00
12/93                                                 12291.00                    13098.10                     13149.10
                                                      11977.00                    12636.90                     12712.10
                                                      11696.00                    12438.10                     12475.50
                                                      11747.00                    12529.30                     12562.60
12/94                                                 11766.00                    12584.10                     12551.00
                                                      12361.00                    13329.40                     13146.90
                                                      13270.00                    14320.90                     14066.50
                                                      13619.00                    14658.30                     14407.00
12/95                                                 14266.00                    15382.20                     15082.90
                                                      13807.00                    14985.20                     14775.60
                                                      13869.00                    15052.20                     14839.50
                                                      14098.00                    15352.70                     15166.50
12/96                                                 14646.00                    15887.10                     15722.80
                                                      14540.00                    15726.90                     15618.70
                                                      15175.00                    16375.70                     16271.00
                                                      15820.00                    17016.40                     16904.20
12/97                                                 16207.00                    17512.70                     17343.90
                                                      16508.00                    17781.40                     17648.40
                                                      16880.00                    18240.30                     18007.20
                                                      17061.00                    18902.80                     18229.40
12/98                                                 17382.00                    19016.60                     18384.20
                                                      17133.00                    18882.80                     18344.90
                                                      16729.00                    18586.80                     18131.00
                                                      16772.00                    18641.20                     18128.20
12/99                                                 16806.00                    18648.20                     18178.90
                                                      16998.00                    18915.20                     18517.90
                                                      17038.00                    19148.20                     18614.10
                                                      17560.00                    19735.90                     19087.70
12/00                                                 18122.00                    20400.70                     19604.90
                                                      18725.00                    21273.10                     20266.00
                                                      18886.00                    21500.60                     20360.30
8/01                                                  19549.00                    22357.40                     21072.40

This chart compares your fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB- Rated Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger
 (+) Lehman Brothers
** Lipper Inc.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of August 31, 2001
- AAA/Aaa............   6.4%   [PIE CHART]
- AA/Aa..............   8.7%
- A/A................  28.7%
- BBB/Baa............  48.2%
- BB/Ba..............   7.3%
- B/B................   0.7%
As of August 31, 2000
- AAA/Aaa............   3.5%   [PIE CHART]
- AA/Aa..............   5.2%
- A/A................  21.4%
- BBB/Baa............  60.1%
- BB/Ba..............   9.6%
- B/B................   0.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Service/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended August 31, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/00                                                                            0.0345
10/00                                                                           0.0345
11/00                                                                           0.0345
12/00                                                                           0.0355
1/01                                                                            0.0355
2/01                                                                            0.0355
3/01                                                                            0.0355
4/01                                                                            0.0355
5/01                                                                            0.0355
6/01                                                                            0.0355
7/01                                                                            0.0355
8/01                                                                            0.0355

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.
TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--August 31, 2001)
[BAR GRAPH]

                                                                            AUGUST 31, 2001
                                                                            ---------------
Telecommunications                                                               11.4
Banking                                                                            11
Electric                                                                          7.6
Integrated Energy                                                                 6.3
Government Obligations                                                            6.3

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAMS OF THE VAN KAMPEN CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST TWELVE MONTHS. THE MANAGEMENT TEAMS INCLUDE GORDON W. LOERY AND ANGELO G. MANIOUDAKIS, WHO HAVE NEARLY THIRTY YEARS OF COMBINED INDUSTRY EXPERIENCE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED AUGUST 31, 2001.

The portfolio manager commentary in this shareholder report focuses on the period ended August 31, 2001. The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Note: Richard F. Powers, III, President and CEO of Van Kampen Asset Management Inc., provides additional words to shareholders on page 1 of this report.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT YOU ENCOUNTERED IN MANAGING THE FUND OVER THE PAST YEAR?

A   The ramifications of the slowing
U.S. economy have dominated the tenor of the market over the past twelve months. In reaction to the dwindling rate of economic growth, the Federal Reserve Board (the "Fed") has pursued a consistent course of lowering short-term interest rates, seeking to facilitate economic activity. Ultimately, the federal funds rate (a key short-term lending rate) was reduced seven times over the course of the first eight months of 2001, dropping to 3.50 percent as of August 31, 2001, down from 6.50 percent in January 2001.

    As a result of the Fed's aggressive action, short-term interest rates came down more than long-term rates, thereby helping promote business activity by lowering the costs for borrowing. For investors, lower interest rates also made more conservative investments less attractive and encouraged activity into longer term investment alternatives.

    Still, it became clear over the summer that corporate earnings continued to suffer from the strain of the slowing economy, a perception that continued to erode the confidence of market participants. The economy grew at just 1.3 percent in the first quarter of 2001 and slowed to a snail-like growth rate of just 0.2 percent in the April-June quarter, its weakest showing in eight years. At the same time, the strong dollar has limited the benefit of export sales for American companies.

    For now, one of the persistent difficulties is that investors must be patient as they wait for the impact of the Fed's interest rate cuts to become evident in the economy. Typically, it takes six to nine months for a rate cut to have an effect, so the earliest cuts in January would just now be expected to have an impact.

    Also, rate-sensitive economic sectors, such as housing and auto sales--sectors that would typically be most affected by rate cuts--were already showing a surprising level of resilience, so we must wait for the rate cut impact to move deeper into the economy before it can be detected.

    The unemployment rate fueled concern when it rose to 4.9 percent in August, but other indicators, including housing starts, consumer confidence, and yield spreads, were somewhat more encouraging.

Q   HOW DID THE FUND PERFORM
    DURING THIS PERIOD?

A   The fund generated a total return
of 12.10 percent for the 12-month period ended August 31, 2001. The fund continued to provide shareholders with an attractive level of income, as its monthly dividend of $0.0355 per share translates to a distribution rate of 6.01 percent based on the fund's maximum offering price as of August 31, 2001.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Corporate Bond Index posted a total return of 13.76 percent and the Lipper Corporate BBB-Rated Index produced a total return of 12.10 percent for the same period. The Lehman Brothers Corporate Bond Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more that the fund's adviser believes is an appropriate benchmark for the fund. The Lipper Corporate BBB-Rated Index is an index of funds with similar investment objectives as the fund. These indexes are unmanaged and their returns do not include any sales charges or fees that would be paid

by an investor purchasing the securities

they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE PRIMARY STRATEGIC
    FACTORS THAT GUIDED YOUR MANAGEMENT OF THE FUND?

A   Given the growing economic
uncertainty during the reporting period, steps were taken to maintain and increase the portfolio's credit quality. The fund's allocation to bonds having credit ratings of A or higher was increased from about 30 percent of the long-term investments, as of August 2000, to about 44 percent as of the end of the reporting period.

    Finance, energy and higher-quality industrials represented sectors that all saw new purchases. In contrast, fund underweightings in BB issues, in general, and information technology issues, in particular, also proved beneficial to the fund's relative rates of return.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET IN THE MONTHS AHEAD?

A   Although the market's technical
indicators continue to be strong, we remain cautiously optimistic on the near-term prospects for the investment-grade corporate sector. Since the start of the year, yield spreads have narrowed considerably, suggesting that the market could be vulnerable to spread widening.

    Investors are anticipating perhaps only one further interest rate cut by the Fed, but it is widely accepted that we are nearing the end of the Fed's easing cycle. (Note: On September 17, 2001 the Fed lowered the federal funds target rate a half of a percentage point.) Historically, an interest rate cut has taken about six to nine months to have an impact on economic activity, so we hope to see improvement in the economy over the last half of 2001. If the economy turns up, corporate bonds may be likely to benefit.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           CORPORATE BONDS  84.5%
           AEROSPACE & DEFENSE  1.5%
$ 2,000    Boeing Capital Corp. ......................      7.375%    09/27/10   $  2,194,880
  1,000    Lockheed Martin Corp. .....................      8.200     12/01/09      1,123,103
  1,000    Lockheed Martin Corp. .....................      8.500     12/01/29      1,169,485
    450    Sequa Corp. ...............................      9.000     08/01/09        459,000
                                                                                 ------------
                                                                                    4,946,468
                                                                                 ------------
           AUTOMOTIVE  2.4%
  2,000    Daimler Chrysler NA Holding................      7.375     09/15/06      2,118,008
  2,075    Dana Corp., 144A--Private Placement (a)....      9.000     08/15/11      2,116,500
  3,500    Ford Motor Credit Co. .....................      6.875     02/01/06      3,620,666
    250    United Rentals North America, Inc., 144A--
           Private Placement (a)......................     10.750     04/15/08        267,500
                                                                                 ------------
                                                                                    8,122,674
                                                                                 ------------
           BANKING  10.3%
  2,000    Bank of America Corp. (b) .................      7.400     01/15/11      2,160,154
  1,000    Bank One Corp. ............................      6.500     02/01/06      1,039,761
  1,250    BB&T Corp. ................................      6.375     06/30/05      1,285,039
    500    BB&T Corp. ................................      7.250     06/15/07        533,604
  2,500    Citigroup, Inc. ...........................      5.750     05/10/06      2,548,272
  2,000    Citigroup, Inc. ...........................      7.250     10/01/10      2,161,464
  2,250    Firstar Bank NA............................      7.125     12/01/09      2,400,941
  2,000    JP Morgan Chase & Co. .....................      6.750     02/01/11      2,077,048
  2,500    MBNA American Bank NA......................      6.500     06/20/06      2,544,492
  1,000    Mellon Funding Corp. ......................      6.400     05/14/11      1,025,329
  2,000    Nordbanken AB, 144A--Private Placement
           (Sweden) (a)...............................      7.250     11/12/09      2,084,906
  2,000    PNC Funding Corp. .........................      6.875     07/15/07      2,105,106
  3,000    Republic New York Corp. ...................      7.750     05/15/09      3,280,623
  2,000    State Street Corp. ........................      7.650     06/15/10      2,217,836
  1,400    Union Planters Corp. ......................      7.750     03/01/11      1,509,602
  1,890    Washington Mutual Capital I................      8.375     06/01/27      2,005,131
  1,000    Washington Mutual, Inc. ...................      7.500     08/15/06      1,085,595
  2,300    Wells Fargo Bank NA........................      6.450     02/01/11      2,356,787
                                                                                 ------------
                                                                                   34,421,690
                                                                                 ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           BROKERAGE  1.0%
$ 1,000    Goldman Sachs Group, Inc. .................      7.800%    01/28/10   $  1,093,899
  2,000    Lehman Brothers Holdings, Inc. ............      8.500     05/01/07      2,250,570
                                                                                 ------------
                                                                                    3,344,469
                                                                                 ------------
           CAPTIVE FINANCE  2.1%
  2,000    General Motors Acceptance Corp. ...........      7.480     02/28/03      2,091,896
  2,000    Heller Financial, Inc. ....................      6.375     03/15/06      2,091,366
  2,500    International Lease Finance Corp. .........      8.375     12/15/04      2,773,937
                                                                                 ------------
                                                                                    6,957,199
                                                                                 ------------
           CHEMICALS  2.0%
  2,500    Ashland Oil, Inc. (b) .....................      6.860     05/01/09      2,518,197
  1,000    Ashland Oil, Inc. (b) .....................      8.800     11/15/12      1,153,758
    650    Equistar Chemical, 144A--Private Placement
           (a)........................................     10.125     09/01/08        659,750
  1,000    IMC Global, Inc. ..........................      6.875     07/15/07        815,000
  1,400    Praxair, Inc. .............................      6.500     03/01/08      1,441,308
                                                                                 ------------
                                                                                    6,588,013
                                                                                 ------------
           CONSUMER PRODUCTS  0.3%
  1,000    Constellation Brands, Inc. ................      8.000     02/15/08      1,020,000
                                                                                 ------------

           ELECTRIC  7.1%
  1,000    Arizona Public Service Co. (b) ............      8.750     01/15/24      1,050,660
    750    Barrett Resources Corp. (b) ...............      7.550     02/01/07        793,125
    550    Calpine Corp. .............................      8.500     02/15/11        561,000
  2,000    Cleveland Electric Illuminating Co. .......      7.625     08/01/02      2,043,180
  2,000    CMS Energy Corp., Ser B (b)................      6.750     01/15/04      1,970,000
  3,000    El Paso Energy Corp. ......................      6.950     12/15/07      3,060,579
  1,000    Gulf States Utilities Co. .................      8.940     01/01/22      1,072,408
  1,500    Israel Electric Corp., Ltd., 144A--Private
           Placement (Israel) (a).....................      8.250     10/15/09      1,619,061
  2,457    Niagara Mohawk Power Corp. ................      7.625     10/01/05      2,617,043
  2,380    PNPP II Funding Corp. .....................      8.510     11/30/06      2,552,032
  2,000    Southern Energy, Inc., 144A--Private
           Placement (a)..............................      7.900     07/15/09      2,060,322
    500    UtiliCorp United, Inc. ....................      6.700     10/15/06        501,101
  2,000    Western Resources, Inc. ...................      6.875     08/01/04      1,900,000
  2,000    Yorkshire Power Finance Ltd., Ser B (Cayman
           Islands)...................................      6.496     02/25/08      1,933,022
                                                                                 ------------
                                                                                   23,733,533
                                                                                 ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           ENTERTAINMENT  0.7%
$   225    Steinway Musical Instruments, Inc., 144A--
           Private Placement (a)......................      8.750%    04/15/11   $    220,500
  1,900    Time Warner Entertainment Co. .............      8.375     07/15/33      2,161,429
                                                                                 ------------
                                                                                    2,381,929
                                                                                 ------------
           ENVIRONMENTAL  2.6%
  1,000    Allied Waste NA, Inc., 144A--Private
           Placement (a)..............................      8.875     04/01/08      1,055,000
  1,185    Republic Services, Inc. ...................      6.750     08/15/11      1,200,352
  1,750    Waste Management, Inc. ....................      7.000     10/01/04      1,820,838
  1,220    Waste Management, Inc. ....................      7.000     10/15/06      1,267,532
  2,290    Waste Management, Inc. ....................      7.000     07/15/28      2,182,684
  1,000    Waste Management, Inc. ....................      7.375     08/01/10      1,047,559
                                                                                 ------------
                                                                                    8,573,965
                                                                                 ------------
           FOOD  2.5%
  2,000    ConAgra Foods, Inc. .......................      7.500     09/15/05      2,116,278
  1,000    Kellogg Co. ...............................      6.600     04/01/11      1,023,487
  3,000    Kellogg Co. ...............................      7.450     04/01/31      3,172,317
  2,000    Nabisco, Inc. .............................      7.550     06/15/15      2,138,254
                                                                                 ------------
                                                                                    8,450,336
                                                                                 ------------
           GAMING  1.9%
    250    Argosy Gaming Co. .........................     10.750     06/01/09        275,937
    770    Harrahs Operating Co., Inc. ...............      8.000     02/01/11        813,571
    125    Mandalay Resort Group......................     10.250     08/01/07        133,750
  1,000    MGM Mirage, Inc. ..........................      8.500     09/15/10      1,075,056
  2,500    Park Place Entertainment Corp. ............      7.950     08/01/03      2,600,640
    650    Park Place Entertainment Corp.,
           144A--Private Placement (a)................      7.500     09/01/09        655,613
    630    Station Casinos, Inc. .....................      8.375     02/15/08        641,025
                                                                                 ------------
                                                                                    6,195,592
                                                                                 ------------
           HEALTHCARE  2.4%
  4,835    Aetna, Inc. ...............................      7.375     03/01/06      4,901,999
    425    AmerisourceBergen Corp., 144A--Private
           Placement (a)..............................      8.125     09/01/08        439,875
  2,000    HCA, Inc. .................................      6.910     06/15/05      2,030,336
    250    Omnicare, Inc., 144A--Private Placement
           (a)........................................      8.125     03/15/11        257,500
    250    Owens & Minor, Inc., 144A--Private
           Placement (a)..............................      8.500     07/15/11        260,000
                                                                                 ------------
                                                                                    7,889,710
                                                                                 ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           HOME CONSTRUCTION  1.2%
$ 1,000    Cemex SA de C.V., 144A--Private Placement
           (Mexico) (a)...............................      8.625%    07/18/03   $  1,051,250
  3,025    Pulte Homes, Inc., 144A--Private Placement
           (a)........................................      7.875     08/01/11      3,053,653
                                                                                 ------------
                                                                                    4,104,903
                                                                                 ------------
           INDEPENDENT ENERGY  0.4%
  1,350    Gulf Canada Resources Ltd. (Canada)........      7.125     01/15/11      1,427,602
                                                                                 ------------

           INTEGRATED ENERGY  5.9%
    250    BRL Universal Equipment....................      8.875     02/15/08        255,000
  1,000    Calpine Corp. .............................      8.625     08/15/10      1,022,500
  1,250    Niagara Mohawk Power Corp. ................      7.375     08/01/03      1,306,054
  2,000    Norcen Energy Resources Ltd. (Canada)......      7.375     05/15/06      2,140,472
  2,550    PDV America, Inc. (b) .....................      7.875     08/01/03      2,596,451
    500    Pemex Project Funding, 144A--Private
           Placement (a)..............................      9.125     10/13/10        532,500
  5,000    Phillips Petroleum Co. ....................      8.860     05/15/22      5,292,900
  2,000    Tosco Corp. ...............................      8.250     05/15/03      2,122,156
  4,000    Union Oil Co. .............................      9.125     02/15/06      4,544,492
                                                                                 ------------
                                                                                   19,812,525
                                                                                 ------------
           LIFE INSURANCE  4.2%
  3,500    American Re Corp., Ser B (b)...............      7.450     12/15/26      3,767,852
  3,305    Anthem Insurance, 144A--Private Placement
           (a)........................................      9.125     04/01/10      3,591,534
    390    Hartford Life, Inc. .......................      7.375     03/01/31        414,516
  2,080    Health Net, Inc.,144A--Private Placement
           (a)........................................      8.375     04/15/11      2,160,640
  1,005    John Hancock Mutual Life Insurance Co.,
           144A--Private Placement (a)................      7.375     02/15/24      1,034,582
    885    Nationwide Mutual Insurance, 144A--Private
           Placement (a)..............................      7.500     02/15/24        833,049
  1,815    Prudential Financial, 144A--Private
           Placement (a)..............................      8.300     07/01/25      2,036,065
                                                                                 ------------
                                                                                   13,838,238
                                                                                 ------------
           LODGING  0.6%
  2,000    ITT Corp. .................................      6.750     11/15/05      2,000,000
                                                                                 ------------

           MEDIA-CABLE  3.5%
    250    Adelphia Communications Corp., Ser B.......      9.250     10/01/02        251,875
    500    Charter Communications Holdings............      8.250     04/01/07        485,000
  1,000    Comcast Cable Communications...............      6.375     01/30/06      1,021,802
  1,000    Comcast Cable Communications...............      8.125     05/01/04      1,074,188
  3,000    Cox Communications, Inc. ..................      6.875     06/15/05      3,101,163

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           MEDIA-CABLE (CONTINUED)
$ 1,250    CSC Holdings, Inc. (b) ....................      7.875%    12/15/07   $  1,303,125
  2,500    CSC Holdings, Inc. (b) ....................      7.875     02/15/18      2,412,500
  2,000    TCI Communications, Inc. ..................      9.250     01/15/23      2,141,216
                                                                                 ------------
                                                                                   11,790,869
                                                                                 ------------
           MEDIA-NONCABLE  3.9%
  2,500    Clear Channel Communications, Inc. ........      7.250     10/15/27      2,431,455
  1,000    Harcourt General, Inc. ....................      7.200     08/01/27        922,633
  1,250    Harcourt General, Inc. ....................      8.875     06/01/22      1,384,006
  3,000    News America Holdings, Inc. ...............      8.875     04/26/23      3,313,998
    250    Primedia, Inc., 144A--Private Placement
           (a)........................................      8.875     05/15/11        230,000
    440    Reed Elsevier Capital, Inc. ...............      6.750     08/01/11        452,109
  1,000    Time Warner, Inc. .........................      7.975     08/15/04      1,084,448
  3,000    Viacom, Inc. ..............................      7.750     06/01/05      3,246,891
                                                                                 ------------
                                                                                   13,065,540
                                                                                 ------------
           METALS  0.9%
  2,000    Alcoa, Inc. ...............................      6.500     06/01/11      2,074,746
  1,000    USX Corp. .................................      6.650     02/01/06      1,038,402
                                                                                 ------------
                                                                                    3,113,148
                                                                                 ------------
           NATURAL GAS PIPELINES  1.0%
  1,240    Transcontinental Gas Pipe Corp., 144A--
           Private Placement (a)......................      7.000     08/15/11      1,246,835
  1,000    Transcontinental Gas Pipe Line Corp. ......      7.250     12/01/26        991,707
  1,250    Williams Cos, Inc., Series A...............      7.500     01/15/31      1,234,723
                                                                                 ------------
                                                                                    3,473,265
                                                                                 ------------
           NONCAPTIVE-CONSUMER FINANCE  1.1%
  1,000    Capital One Bank...........................      8.250     06/15/05      1,059,532
  1,000    Household Finance Corp. ...................      7.875     03/01/07      1,104,208
  1,500    Household Finance Corp. ...................      8.375     11/15/01      1,512,752
                                                                                 ------------
                                                                                    3,676,492
                                                                                 ------------
           NONCAPTIVE-DIVERSIFIED FINANCE  1.5%
  2,000    Conseco, Inc. .............................      8.500     10/15/02      1,930,000
  1,000    General Electric Capital Corp. ............      6.500     12/10/07      1,064,755
  2,000    Household Finance Corp. ...................      6.750     05/15/11      2,062,542
                                                                                 ------------
                                                                                    5,057,297
                                                                                 ------------
           OIL FIELD SERVICES  0.3%
  1,000    Kerr-McGee Corp. ..........................      8.125     10/15/05      1,092,308
                                                                                 ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           OTHER INDUSTRIAL  1.1%
$   746    Stewart Enterprises, Inc. .................      6.400%    05/01/03   $    737,310
  3,000    Tyco International Group SA (Luxembourg)...      6.125     11/01/08      3,012,999
                                                                                 ------------
                                                                                    3,750,309
                                                                                 ------------
           OTHER UTILITIES  0.8%
  2,500    Coastal Corp. .............................      7.500     08/15/06      2,620,055
                                                                                 ------------

           PAPER  0.5%
  1,000    Carter Holt Harvey Ltd. (New Zealand)......      8.375     04/15/15      1,078,054
    500    Stora Enso Corp. (Finland).................      7.375     05/15/11        531,730
                                                                                 ------------
                                                                                    1,609,784
                                                                                 ------------
           PHARMACEUTICALS  1.2%
  2,000    Abbott Laboratories Nt.....................      5.625     07/01/06      2,042,642
  2,000    Eli Lilly & Co. ...........................      5.500     07/15/06      2,037,830
                                                                                 ------------
                                                                                    4,080,472
                                                                                 ------------
           PROPERTY & CASUALTY INSURANCE  0.3%
    915    Farmers Insurance Exchange Surplus, 144A--
           Private Placement (a)......................      8.625     05/01/24        994,518
                                                                                 ------------

           RAILROADS  2.3%
  1,500    Canadian National Railway Co. (Canada).....      7.625     05/15/23      1,621,194
  1,500    CSX Corp. .................................      6.750     03/15/11      1,538,511
  4,000    Union Pacific Corp. .......................      8.350     05/01/25      4,447,880
                                                                                 ------------
                                                                                    7,607,585
                                                                                 ------------
           REAL ESTATE INVESTMENT TRUSTS  1.6%
    705    Istar Financial, Inc. .....................      8.750     08/15/08        708,525
  1,250    Liberty Property LP........................      8.500     08/01/10      1,390,364
  3,000    Mack-Cali Realty LP........................      7.750     02/15/11      3,144,156
                                                                                 ------------
                                                                                    5,243,045
                                                                                 ------------
           REFINING  0.1%
    250    Vintage Petroleum, Inc. ...................      7.875     05/15/11        252,500
                                                                                 ------------

           RETAILERS  1.9%
    750    Brunswick Corp. (b) .......................      7.125     08/01/27        652,232
  1,500    Federated Department Stores, Inc. .........      6.300     04/01/09      1,470,744
  2,000    Federated Department Stores, Inc. .........      6.625     09/01/08      2,007,374
    250    K-Mart Corp. ..............................      9.375     02/01/06        254,473
  1,710    Lowe's Companies, Inc. ....................      6.500     03/15/29      1,604,602
    290    May Department Stores Co. .................      6.700     09/15/28        281,323
                                                                                 ------------
                                                                                    6,270,748
                                                                                 ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           SUPERMARKETS  2.4%
$   425    Ahold Finance USA, Inc. ...................      6.875%    05/01/29   $    406,744
  1,200    Albertson's, Inc. .........................      7.450     08/01/29      1,215,648
  1,600    Delhaize America, Inc., 144A--Private
           Placement (a)..............................      9.000     04/15/31      1,850,051
  3,000    Kroger Co. ................................      7.375     03/01/05      3,181,116
  1,250    Safeway, Inc. .............................      7.250     02/01/31      1,291,050
                                                                                 ------------
                                                                                    7,944,609
                                                                                 ------------
           TELECOMMUNICATIONS  10.7%
  1,000    360 Communications Co. ....................      7.125     03/01/03      1,037,117
  1,000    AT&T Canada, Inc. (Canada) (b).............      7.650     09/15/06        852,448
  3,000    AT&T Wireless Services, Inc., Private
           Placement (a)..............................      7.875     03/01/11      3,172,569
  3,080    Deutsche Telekom International Finance
           (Netherlands)..............................      8.250     06/15/30      3,340,177
    250    Dobson Communications Corp. ...............     10.875     07/01/10        258,750
  1,435    Global Crossing Holdings Ltd. (Bermuda)....      9.125     11/15/06        896,875
    125    McLeodUSA, Inc. ...........................     11.375     01/01/09         68,750
  2,000    Qwest Capital Funding, Inc. ...............      7.900     08/15/10      2,119,628
  2,000    Qwest Communications Intl Inc. Sr Nt Ser
           B..........................................      7.250     11/01/08      2,046,730
  1,000    Sprint Capital Corp. ......................      6.125     11/15/08        962,496
  1,500    Sprint Capital Corp. ......................      7.125     01/30/06      1,565,871
  2,000    Sprint Corp. ..............................      8.125     07/15/02      2,057,242
    250    Tritel PCS, Inc. ..........................     10.375     01/15/11        225,000
  1,000    Verizon Communications.....................      7.510     04/01/09      1,077,445
  1,500    Verizon Global Funding Corp., 144A--Private
           Placement (a)..............................      6.750     12/01/05      1,578,714
    165    Verizon New England, Inc. .................      6.500     09/15/11        168,933
  2,935    Vodafone Group PLC (United Kingdom)........      7.750     02/15/10      3,214,207
  1,000    WorldCom, Inc. ............................      8.250     05/15/10      1,068,636
  9,755    WorldCom, Inc. ............................      8.250     05/15/31     10,002,572
                                                                                 ------------
                                                                                   35,714,160
                                                                                 ------------
           UTILITIES  0.3%
    500    Telefonos de Mexico SA (Mexico)............      8.250     01/26/06        521,875
    500    Telefonos de Mexico SA, 144A--Private
           Placement (Mexico) (a).....................      8.250     01/26/06        521,875
                                                                                 ------------
                                                                                    1,043,750
                                                                                 ------------

TOTAL CORPORATE BONDS  84.5%..................................................    282,209,300
                                                                                 ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                   COUPON       MATURITY      VALUE
           MORTGAGE BACKED SECURITIES  1.7%
$ 5,523    Government National Mortgage Association
           Pool.......................................      7.000%    05/15/31   $  5,676,888
                                                                                 ------------

           GOVERNMENT OBLIGATIONS  7.6%
  1,500    Ontario Province (Canada)..................      7.625     06/22/04      1,620,753
  2,500    Quebec Province (Canada)...................      8.800     04/15/03      2,677,850
  1,000    Republic of Italy (Italy)..................      5.250     04/05/06      1,006,947
  2,000    Saskatchewan Province (Canada).............      8.000     07/15/04      2,180,014
  1,500    United Mexican States (Mexico).............      8.375     01/14/11      1,534,500
    700    United Mexican States (Mexico).............      8.300     08/15/31        667,625
  2,000    United Mexican States (Mexico).............     10.375     02/17/09      2,265,000
  1,500    United States Treasury Bonds...............      6.250     05/15/30      1,677,000
  1,500    United States Treasury Notes...............      3.875     06/30/03      1,507,736
  3,350    United States Treasury Notes...............      5.625     05/15/08      3,526,401
  6,500    United States Treasury Notes...............      5.875     11/15/04      6,844,045
                                                                                 ------------

TOTAL GOVERNMENT OBLIGATIONS..................................................     25,507,871
                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  93.8%
(Cost $303,321,429)...........................................................    313,394,059

REPURCHASE AGREEMENT  4.0%
BankAmerica Securities ($13,384,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/01, to be sold on 09/04/01
at $13,385,361) (Cost $13,384,000)............................................     13,384,000
                                                                                 ------------

TOTAL INVESTMENTS  97.8%
(Cost $316,705,429)...........................................................    326,778,059
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%...................................      7,307,613
                                                                                 ------------

NET ASSETS  100.0%............................................................   $334,085,672
                                                                                 ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2001

ASSETS:
Total Investments (Cost $316,705,429).......................    $326,778,059
Receivables:
  Interest..................................................       5,478,550
  Fund Shares Sold..........................................       2,065,342
  Investments Sold..........................................       1,581,954
Other.......................................................         109,339
                                                                ------------
    Total Assets............................................     336,013,244
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         945,836
  Income Distributions......................................         347,963
  Distributor and Affiliates................................         182,609
  Investment Advisory Fee...................................         127,347
  Custodian Bank............................................          18,011
  Variation Margin on Futures...............................           1,094
Trustees' Deferred Compensation and Retirement Plans........         154,913
Accrued Expenses............................................         149,799
                                                                ------------
    Total Liabilities.......................................       1,927,572
                                                                ------------
NET ASSETS..................................................    $334,085,672
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $331,028,319
Net Unrealized Appreciation.................................       9,969,194
Accumulated Undistributed Net Investment Income.............         275,152
Accumulated Net Realized Loss...............................      (7,186,993)
                                                                ------------
NET ASSETS..................................................    $334,085,672
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $221,381,995 and 32,794,677 shares of
    beneficial interest issued and outstanding).............    $       6.75
    Maximum sales charge (4.75%* of offering price).........             .34
                                                                ------------
    Maximum offering price to public........................    $       7.09
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $93,762,868 and 13,921,299 shares of
    beneficial interest issued and outstanding).............    $       6.74
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,940,809 and 2,811,759 shares of
    beneficial interest issued and outstanding).............    $       6.74
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
Interest....................................................  $20,656,526
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,281,946
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $441,249, $665,779 and $146,532,
  respectively).............................................    1,253,560
Shareholder Services........................................      665,125
Custody.....................................................       35,681
Trustees' Fees and Related Expenses.........................       14,117
Legal.......................................................        8,315
Other.......................................................      267,865
                                                              -----------
    Total Expenses..........................................    3,526,609
    Less Credits Earned on Cash Balances....................       13,990
                                                              -----------
    Net Expenses............................................    3,512,619
                                                              -----------
NET INVESTMENT INCOME.......................................  $17,143,907
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (149,945)
  Futures...................................................      (39,460)
                                                              -----------
Net Realized Loss...........................................     (189,405)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (3,651,897)
                                                              -----------
  End of the Period:
    Investments.............................................   10,072,630
    Futures.................................................     (103,436)
                                                              -----------
                                                                9,969,194
                                                              -----------
Net Unrealized Appreciation During the Period...............   13,621,091
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $13,431,686
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $30,575,593
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended August 31, 2001 and 2000

                                                         YEAR ENDED         YEAR ENDED
                                                       AUGUST 31, 2001    AUGUST 31, 2000
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  17,143,907      $ 15,257,323
Net Realized Loss.....................................       (189,405)       (6,911,061)
Net Unrealized Appreciation During the Period.........     13,621,091         2,405,051
                                                        -------------      ------------
Change in Net Assets from Operations..................     30,575,593        10,751,313
                                                        -------------      ------------

Distributions from Net Investment Income:
  Class A Shares......................................    (12,340,865)      (10,641,125)
  Class B Shares......................................     (4,014,862)       (3,030,816)
  Class C Shares......................................       (854,129)         (747,618)
                                                        -------------      ------------
Total Distributions...................................    (17,209,856)      (14,419,559)
                                                        -------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     13,365,737        (3,668,246)
                                                        -------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    181,425,078        83,746,065
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     13,392,603        10,767,529
Cost of Shares Repurchased............................   (108,316,424)      (97,862,510)
                                                        -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     86,501,257        (3,348,916)
                                                        -------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................     99,866,994        (7,017,162)
NET ASSETS:
Beginning of the Period...............................    234,218,678       241,235,840
                                                        -------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $275,152 and $341,101,
  respectively).......................................  $ 334,085,672      $234,218,678
                                                        =============      ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS A SHARES                           -----------------------------------------------
                                          2001     2000(A)     1999      1998      1997
                                         -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 6.43    $ 6.53     $ 7.03    $ 6.97    $ 6.65
                                         ------    ------     ------    ------    ------
  Net Investment Income................     .41       .43        .43       .45       .49
  Net Realized and Unrealized
    Gain/Loss..........................     .33      (.12)      (.49)      .09       .31
                                         ------    ------     ------    ------    ------
Total from Investment Operations.......     .74       .31       (.06)      .54       .80
Less Distributions from and in Excess
  of Net Investment Income.............     .42       .41        .44       .48       .48
                                         ------    ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 6.75    $ 6.43     $ 6.53    $ 7.03    $ 6.97
                                         ======    ======     ======    ======    ======

Total Return (b).......................  12.10%     5.01%     -1.02%     7.89%    12.46%
Net Assets at End of the Period (In
  millions)............................  $221.4    $167.7     $172.9    $186.0    $160.9
Ratio of Expenses to Average Net Assets
  (c)..................................   1.07%     1.15%      1.08%     1.08%     1.13%
Ratio of Net Investment Income to
  Average Net Assets (c)...............   6.56%     6.80%      6.26%     6.40%     7.16%
Portfolio Turnover.....................    112%       94%        43%       17%       18%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS B SHARES                            ----------------------------------------------
                                           2001     2000(A)     1999     1998      1997
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $ 6.42     $6.51     $ 7.01    $6.96    $ 6.64
                                          ------     -----     ------    -----    ------
  Net Investment Income.................     .37       .39        .38      .41       .44
  Net Realized and Unrealized
    Gain/Loss...........................     .32      (.12)      (.49)     .07       .31
                                          ------     -----     ------    -----    ------
Total from Investment Operations........     .69       .27       (.11)     .48       .75
Less Distributions from and in Excess of
  Net Investment Income.................     .37       .36        .39      .43       .43
                                          ------     -----     ------    -----    ------
NET ASSET VALUE, END OF THE PERIOD......  $ 6.74     $6.42     $ 6.51    $7.01    $ 6.96
                                          ======     =====     ======    =====    ======

Total Return (b)........................  11.28%     4.34%     -1.78%    6.95%    12.19%
Net Assets at End of the Period (In
  millions).............................  $ 93.8     $54.5     $ 54.0    $53.8    $ 34.0
Ratio of Expenses to Average Net Assets
  (c)...................................   1.82%     1.92%      1.86%    1.85%     1.91%
Ratio of Net Investment Income to
  Average Net Assets (c)................   5.81%     6.03%      5.47%    5.59%     6.37%
Portfolio Turnover......................    112%       94%        43%      17%       18%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED AUGUST 31,
CLASS C SHARES                           ----------------------------------------------
                                          2001     2000(A)     1999     1998      1997
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 6.42     $6.51     $ 7.01    $6.96    $ 6.64
                                         ------     -----     ------    -----    ------
  Net Investment Income................     .37       .39        .39      .42       .43
  Net Realized and Unrealized
    Gain/Loss..........................     .32      (.12)      (.50)     .06       .32
                                         ------     -----     ------    -----    ------
Total from Investment Operations.......     .69       .27       (.11)     .48       .75
Less Distributions from and in Excess
  of Net Investment Income.............     .37       .36        .39      .43       .43
                                         ------     -----     ------    -----    ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 6.74     $6.42     $ 6.51    $7.01    $ 6.96
                                         ======     =====     ======    =====    ======

Total Return (b).......................  11.28%     4.34%     -1.78%    6.95%    11.63%
Net Assets at End of the Period (In
  millions)............................  $ 18.9     $12.0     $ 14.3    $ 9.8    $  5.1
Ratio of Expenses to Average Net Assets
  (c)..................................   1.84%     1.92%      1.86%    1.85%     1.92%
Ratio of Net Investment Income to
  Average Net Assets (c)...............   5.79%     6.03%      5.47%    5.55%     6.38%
Portfolio Turnover.....................    112%       94%        43%      17%       18%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide current income with preservation of capital. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C Shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sales price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of August 31, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $417,797.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $6,874,498 which will expire between August 31, 2005 and August 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures contracts at August 31, 2001.

    At August 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $316,711,097; the aggregate gross unrealized appreciation is $11,493,823 and the aggregate gross unrealized depreciation is $1,426,861,

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

resulting in net unrealized appreciation on long- and short-term investments of $10,066,962.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended August 31, 2001, the Fund's custody fee was reduced by $13,990 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended August 31, 2001, the Fund recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $31,400 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of Other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $523,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $68,100 are included in "Other Assets" on the Statement of Assets and Liabilities at August 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 2001, capital aggregated $221,843,678, $90,641,485 and $18,543,156 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   16,811,019    $ 110,957,903
  Class B...............................................    8,697,462       57,190,483
  Class C...............................................    2,009,771       13,276,692
                                                          -----------    -------------
Total Sales.............................................   27,518,252    $ 181,425,078
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,476,272    $   9,719,013
  Class B...............................................      461,575        3,033,965
  Class C...............................................       97,286          639,625
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,035,133    $  13,392,603
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,560,093)   $ (76,227,364)
  Class B...............................................   (3,726,218)     (24,426,495)
  Class C...............................................   (1,169,358)      (7,662,565)
                                                          -----------    -------------
Total Repurchases.......................................  (16,455,669)   $(108,316,424)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    At August 31, 2000, capital aggregated $177,394,126, $54,843,532, and
$12,289,404 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    8,448,583    $ 54,386,861
  Class B................................................    3,809,888      24,453,486
  Class C................................................      760,252       4,905,718
                                                           -----------    ------------
Total Sales..............................................   13,018,723    $ 83,746,065
                                                           ===========    ============
Dividend Reinvestment:
  Class A................................................    1,243,796    $  7,985,395
  Class B................................................      350,931       2,247,285
  Class C................................................       83,463         534,849
                                                           -----------    ------------
Total Dividend Reinvestment..............................    1,678,190    $ 10,767,529
                                                           ===========    ============
Repurchases:
  Class A................................................  (10,108,865)   $(64,924,135)
  Class B................................................   (3,958,909)    (25,445,931)
  Class C................................................   (1,166,411)     (7,492,444)
                                                           -----------    ------------
Total Repurchases........................................  (15,234,185)   $(97,862,510)
                                                           ===========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2001 and August 31, 2000, 678,471 and 664,650 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2001 and August 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   4.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

    For the year ended August 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $115,400 and CDSC on redeemed shares of approximately $162,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $366,194,234 and $296,435,960, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in a very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a future contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the future contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contracts is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts,

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Transactions in futures contracts for the year ended August 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at August 31, 2000..............................       0
Futures Opened..............................................     689
Futures Closed..............................................    (294)
                                                                ----
Outstanding at August 31, 2001..............................     395
                                                                ====

    The futures contracts outstanding as of August 31, 2001 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTACTS
U.S. Treasury Notes, Dec 2001(Current Notional Value of
  $105,938 per contract)....................................     175         $  73,749
SHORT CONTRACTS
U.S. Treasury Bonds, Sep 2001(Current Notional Value of
  $106,031 per contract)....................................      86           (80,093)
U.S. Treasury Bonds, Dec 2001(Current Notional Value of
  $105,313 per contract)....................................      64           (44,312)
U.S. Treasury Notes 10 Year Futures, Dec 2001(Current
  Notional Value of $106,500 per contract)..................      70           (52,780)
                                                                 ---         ---------
                                                                 395         $(103,436)
                                                                 ===         =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 2001, are payments retained by Van Kampen of approximately $603,100, and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $66,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Corporate Bond Fund (the "Fund"), as of August 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 9, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
17, 117, 217                                                    Member NASD/SIPC
CORP ANR 10/01                                                  3880J01-AP-10/01